March 22, 2012

First Community Bancshares, Inc.

www.fcbinc.com

Forward-Looking Disclosures

This presentation may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation.

First Community Bancshares


First
Community
Bank

Overview

- A $2.2 billion VA, WV, NC and TN branch franchise
  - -Nasdaq Global Select
  - -Russell 3000
- $873 million Wealth Management Division
  - -$444 million Trust Operation
  - -$429 million RIA
- Four-state franchise with solid market share in legacy markets
- True retail franchise generating low cost core deposits
  - Over 115,350 customer accounts
  - 2011 average cost of funds of 1.17%
  - Average cost of deposits of just 0.64% at December 31, 2011

Investment Highlights

- 138 years of success….. **since 1874**
- Attractive Markets
- Superior Efficiency (59% in 2011)
- Exceptional balance sheet profile/Conservative Credit Culture/Disciplined Underwriting
- Strong asset quality

NPL's/Loans	1.85%
NPA's/Assets	1.47%

- Strong non-margin, fee-based revenue diversification
  31% of revenues from non-spread sources

Top Market Share

Market	Share	Position
Princeton WV	29.48%	2
Bluefield WV	50.49%	1
Mercer County WV	36.34%	1
Buckhannon WV	31.70%	2
Grafton WV	45.93%	2

Source: 2011 FDIC Summary of Deposits

Investment Highlights

- Stable, Low-Cost funding
- Strong Net Interest Margin
- Excess Capital Available
- No TARP or Capital Raise Overhang
- Loan Portfolio Performance
  - Highly granular – average loan balance of $57,000
  - Virtually no A&D exposure
  - Well diversified
  - Total Delinquency of 2.62%
  - NPA's/Total Assets of 1.47%

Franchise

Branch Map

- 55 locations in WV, VA, NC, TN
- Mix of urban growth and stable legacy markets
- Growth targets in NC Piedmont/Triad & Richmond VA and East TN

- <u>Deposit breakout</u>:
  - West Virginia $886 million
  - Virginia* $560 million
  - North Carolina $284 million
  - Tennessee $ 59 million



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations
Peoples Location

* Pro forma for pending Peoples transaction as of December 31, 2011

Strategic Priorities

- **Substantial growth opportunity**
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- **Build presence in mid-Atlantic region**
  - Capitalize on in-market transactions
  - Connect regional presence
  - Enhance marketing capabilities
  - Brand unification
  - Re-positioning "Community of Experts"
- **Continue diversification of revenues**
  - Acquisition of small insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - **Build wealth management organically**
- **Build premier financial services firm**
  - large bank capabilities
  - community bank feel

Peoples Bank of Virginia

Transaction Rationale

Strategic Rationale

- In market acquisition consistent with FCBC's Merger & Acquisition strategy
- Creates 10th largest Virginia based bank by deposits in the Richmond market
- Strong cultural fit

Financially Attractive

- Exceeds Merger & Acquisition performance targets
- Immediately accretive to EPS
- Minimal tangible book value dilution with earnback period of 3 – 4 years
- Significant expense synergies

Low Risk Profile

- Post-closing consolidated capital and liquidity ratios remain strong
- Comprehensive due diligence completed including rigorous review of loan and OREO portfolios
- Conservative credit mark

Peoples Bank of Virginia

Pro Forma Branch Map

- Advances objective of entry into previously identified targeted growth market of Richmond, VA
- Richmond's superior market demographics complements FCBC's current footprint
  - Projected population growth: 5.42%
  - Projected household income growth: 14.25%

Richmond Market Deposit Market Share (1)

VA-based Rank	Institution	Branches	Deposits ($mm)	Market Share (%)
1	Union First Market Bkshs Corp.	44	1,516	4.98
2	Franklin Financial Corp.	8	667	2.19
3	Village Bank & Trust Finl Corp	15	508	1.67
4	First Capital Bancorp Inc.	7	419	1.38
5	C&F Financial Corp.	11	409	1.34
6	Bk of Southside Virginia Corp.	9	356	1.17
7	Eastern Virginia Bankshares	11	342	1.12
8	Central Virginia Bankshares	8	339	1.11
9	Community Bankers Trust Corp	9	331	1.09
10	Pro Forma	9	328	1.08
12	Peoples Bank of Virginia	4	251	0.83
18	First Community Bancshares Inc	5	77	0.25

(1) Deposit market share data as of June 30, 2011; Virginia headquartered banks only
Source: SNL Financial


Legacy Markets
Growth Market
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations
Peoples Location

Peoples Bank of Virginia

Financial Impact of the Transaction

Transaction Assumptions

- Gross credit mark on total loans and OREO of $17.5 million or 9.4%
  - Reviewed 59% of total loans, 64% of non-performing loans, and 70% of land and ADC loans
- One-time merger expenses of approximately $5.2 million (before tax)
- CDI of approximately 1%, amortized sum of the years digits over 7 years
- Cost savings of approximately 40%
- Anticipated closing third quarter 2012

Financial Impact

- EPS accretive in the first full year of combined operations
- Limited tangible book value dilution at closing
- Ability to leverage insurance business line and other product offerings increasing non-interest income

Pro forma Capital Ratios

- Tier 1 Leverage Ratio of approximately 11.2%
- Total Risk-based Capital Ratio of approximately 17.3%
- Tangible Common Equity / Tangible Assets of approximately 9.4%

Peoples Bank of Virginia

Summary

- Transaction drives EPS growth and shareholder value for both FCBC and Peoples shareholders
- Manageable transaction size and strong pro forma capital ratios allow for future opportunities
- M&A pipeline and organic growth opportunities in targeted growth markets remain attractive
- Low risk structure
- Comprehensive due diligence
- Strong cultural fit
- Additional product capabilities

Key Franchise Differentiator

Retail Franchise with Core, Low Cost Deposits

Deposit Composition December 31, 2011



Time
41%
Demand
33%
Savings/
MMDA
25%

Account Balances as of December 31, 2011	Accounts	Balance	Period End W.A.R.
Demand	34,585	$240,268	0.00%
Interest-Bearing Demand	36,910	275,156	0.04%
Savings	23,996	394,707	0.11%
Total DDA	95,491	910,131	0.06%
Time	14,245	275,876	1.28%
Time Jumbo	1,342	252,859	1.59%
IRA	4,092	69,211	1.54%
IRA Jumbo	204	35,390	2.20%
Total Non-DDA	19,883	633,336	1.48%
Total Retail Funds	115,374	$1,543,467	0.64%

- **Over 115,350 retail and business accounts**
- **No brokered deposits**
- **Significantly lower cost of funding**

Key Franchise Differentiator
Stable Geographies for Loans and Deposits

Loans by State
(in thousands)


TN
$71,712
NC
$422,518
WV
$687,626
VA
$216,242

Deposits by State
(in thousands)


TN
$59,072
NC
$284,167
WV
$885,812
VA
$314,416

December 31, 2011

Loan Portfolio

Diversified Portfolio with Strong Quality

- **Strong loan quality**
  - **NPLs / Loans at December 31, 2011, of 1.85% (Includes TDR's)**
- **Geographically diversified portfolio across the region**
- **Highly Granular:**
  - **Avg Comm Loan $176 thousand**
  - **Avg Retail Loan $36 thousand**
- **Top 10 loans in portfolio represent less than 4.03% of total portfolio**
- **Stable residential real estate portfolio (49% of total loans) in markets with limited price increases through the expansion cycle**
- **Limited C&D exposure (5.8% as compared to over 12.4% for peers)**

Loan Composition at December 31, 2011



Owner-occupied Construction, 1.4%
Consumer Loans, 4.9%
Construction - commercial, 2.5%
Land Development, 0.2%
Other Land Loans, 1.7%
Commercial & Industrial, 7.5%
Multi-family Residential, 5.5%
Non-farm, Non-residential, 24.0%
Single Family Residential Mortgage, 41.7%
Home Equity Lines, 7.8%
Farmland, 2.7%
Agricultural, 0.1%

Asset Quality Ratios


Non-Performing Loans / Total Loans
FCBC
Peer
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.99%
1.39%
1.49%
3.34%
2.06%
4.23%
1.94%
4.61%
2.18%
4.56%
1.81%
4.68%
1.85%
4.62%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11


Net Charge-Offs / Average Loans
FCBC
Peer
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.45%
0.30%
0.70%
1.07%
0.90%
1.92%
0.47%
1.42%
0.90%
1.10%
0.58%
1.16%
0.76%
1.15%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11

- **Non-performing loans have fared very well compared to the geographical peer group throughout the cycle.**
- **Net charge-offs are trending lower for 2011.**

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, MBRG, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through March 12, 2012

Asset Quality Ratios

Reserves / Non-Performing Loans


FCBC
Peer
140
120
100
80
60
40
20
-
138
97
116
56
92
50
99
46
88
45
106
43
101
49
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11

Reserves / Total Loans


FCBC
Peer
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.37%
1.40%
1.73%
1.88%
1.90%
2.15%
1.92%
2.17%
1.93%
2.23%
1.92%
2.22%
1.87%
2.21%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11

- **Throughout the cycle, FCBC has kept a strong non-performing coverage ratio**
- **In addition to high performance compared to peer in non-performers, the reserve has remained steady and not yet been released.**

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, MPRG, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through March 12, 2012

Summary of 4Q 2011 Earnings

	Three Months Ended December 31,			Year Ended December 31,		
	2011	2010	Change	2011	2010	Change
Net Interest Income	$ 18,266	$ 18,099	0.9%	$ 72,029	$ 73,857	-2.5%
Provision for Loan Losses	2,436	3,686	-33.9%	9,047	14,757	-38.7%
Net Interest Income (after provision)	15,830	14,413	9.8%	62,982	59,100	6.6%
Net Investment Impairment Losses	(1,548)	-	NM	(2,285)	(185)	NM
Other Income	8,154	12,088	-32.5%	37,819	40,693	-7.1%
Total Noninterest Income	6,606	12,088	-45.4%	35,534	40,508	-12.3%
Salaries and employee benefits	7,903	9,319	-15.2%	34,126	34,528	-1.2%
FDIC costs	344	727	-52.7%	1,984	2,856	-30.5%
Goodwill Impairment	1,239	1,039	19.2%	1,239	1,039	19.2%
Other Noninterest Expense	7,568	8,759	-13.6%	31,566	31,520	0.1%
Total Noninterest Expense	17,054	19,844	-14.1%	68,915	69,943	-1.5%
Tax Expense	2,151	1,772	21.4%	9,573	7,818	22.4%
Net Income	3,231	4,885	-33.9%	20,028	21,847	-8.3%
Dividends on Preferred Stock	286	-		703	-	
Net Income Available to Common Shareholders	2,945	4,885	-39.7%	19,325	21,847	-11.5%
EPS (diluted)	$ 0.17	$ 0.27	-37.0%	$ 1.07	$ 1.23	-13.0%
Dividends Declared	$ 0.10	$ 0.10	0.0%	$ 0.40	$ 0.40	0.0%

Balance Sheet Summary

	December 31, 2011	December 31, 2010	Change
Cash & Securities	$ 533,214	$ 596,890	-10.67%
Total Loans	1,401,887	1,390,900	0.79%
Allowance for Loan Losses	26,205	26,482	-1.05%
Total Loans (net)	1,375,682	1,364,418	0.83%
Other	255,893	282,930	-9.56%
Total Assets	**$ 2,164,789**	**$ 2,244,238**	**-3.54%**
Noninterest Bearing Deposits	$ 240,268	$ 205,151	17.12%
Interest Bearing Deposits	1,303,199	1,415,804	-7.95%
Total Deposits	1,543,467	1,620,955	-4.78%
Short-term Borrowings	129,208	140,894	-8.29%
Long-term Borrowings	165,933	191,193	-13.21%
Other	20,452	21,318	-4.06%
Equity	305,729	269,878	13.28%
Total Liabilities & Equity	**$ 2,164,789**	**$ 2,244,238**	**-3.54%**

- **Short and long term borrowings have decreased 11.1% since year-end 2010**
- **Stockholders' equity has grown 13.3%**
- **Repurchased 81,510 shares at $10.88 during 2011**

Financial Performance Highlights
Efficiency



70%
65%
60%
55%
50%
FCBC
Peer
65.40%
58.22%
65.92%
60.09%
65.00%
60.03%
68.22%
63.22%
68.20%
60.01%
64.19%
57.79%
68.03%
55.85%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11

- **Consistently outperform peer**
- **Trending downward**

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, NBBC, PEBK, PFBI, SCBT, SCMP, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through March 12, 2012

Financial Performance Highlights

Cost of Funds and Net Interest Margin



Cost of Funds
FCBC
Peer
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
2.46%
2.82%
1.97%
2.05%
1.50%
1.57%
1.30%
1.34%
1.17%
1.30%
1.13%
1.14%
1.07%
1.00%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11



Net Interest Margin
FCBC
Peer
4.00%
3.75%
3.50%
3.25%
3.88%
3.59%
3.74%
3.48%
3.90%
3.67%
3.96%
3.90%
3.83%
3.80%
3.77%
3.80%
3.93%
3.81%
2008
2009
2010
Q1 11
Q2 11
Q3 11
Q4 11

- **Highly retail-oriented deposit base in legacy markets makes for low cost of funds**
- **Strong net interest margin has provided a significant earnings base throughout this cycle**

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through March 12, 2012

Attractive Valuations

- **Using a comparable peer group of high-performing banks based in the Virginias, FCBC is an attractively priced name**
  - **Peer group consists of $1 - $10 billion banks in W.Va. and Virginia with TCE > 6% and NPA's <5%**

	Leverage Ratio	TCE/ TA	LTM ROAA	LTM ROAE	LTM NIM	LTM Efficiency	NPA's/ Assets	Reserves/ Loans	Price/ TBV	Price/ 2012 Est EPS	Price/ 2013 Est EPS
High Performing Group	10.20	8.66	0.81	7.75	3.83	56.60	2.15	1.36	1.42	13.60	13.09
FCBC	11.50	9.60	0.91	6.79	3.87	59.23	1.47	1.87	1.20	12.26	10.95

- **FCBC shows strong returns and asset quality measures versus the group, but trades at a significant discount to peer tangible book and forward EPS pricing.**

Comparable peer group consists of CARE, CFNL, CHCO, MBRG, NKSH, STEL, TOWN, UBSH, UBSI, and WSBC. Pricing as of March 16, 2012. Source SNL.

Why buy FCBC?

- A $2.16 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Growth plan via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 115,000 customer accounts
- Exceptional loan quality
  - Low NPLs / Loans of 1.85% at December 31, 2011*
  - NPA's to total assets of 1.47% at December 31, 2011 *

* Includes restructured loans

Why buy FCBC?

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.87% for 2011
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield of over 3%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2007	2008	2009	2010	2011
Net income	$ 29,632	$ 1,699	$ (40,856)	$ 21,847	$ 20,028
Securities gains	(411)	(1,899)	11,673	(8,273)	(5,264)
Other-than-temporary impairments	-	29,974	78,863	185	2,285
Acquisition gains	-	-	(4,493)	-	-
Amortization of intangibles	467	689	1,028	1,032	1,020
Prepayment penalties	-	1,647	88	-	471
Merger-related expenses			1,726	-	-
Goodwill impairment	-	-	-	1,039	1,239
Other non-core items	-	-	763	4	59
Tax effect	(22)	(11,860)	(35,254)	2,255	71
Core net income	$ 29,666	$ 20,250	$ 13,538	$ 18,089	$ 19,909
Core diluted EPS	$ 2.63	$ 1.82	$ 0.91	$ 1.01	$ 1.07

Commercial Real Estate Portfolio

Appendix B

(In Thousands)	Legacy WV/ SWVA	NC SC	Eastern VA	TN	Other	Total
Shopping Center	$ 10,799	$ 2,738	$ 91	$ 3,733	$ -	$ 17,361
Retail Stand Alone	47,864	32,161	12,825	5,803	1,032	99,685
Office – Medical	8,686	256	278	462	252	9,934
Office – Professional	29,273	25,948	33,398	4,681	516	93,816
Industrial	14,274	12,783	7,705	5,300	303	40,365
Healthcare	4,233	-	-	-	-	4,233
Hotel	18,147	10,354	4,890	645	-	34,036
Church	6,078	6,236	494	456	694	13,958
Other	3,342	11,039	1,310	770	186	16,647
Total	$ 142,696	$ 101,515	$ 60,991	$ 21,850	$ 2,983	$ 330,035

(Excludes multi-family)

- **The Company has 1,149 CRE Loans with an average balance of $292 thousand; the remaining average term of the portfolio is 47 months and 25% of the loans are floating rate**
- **The CRE loan book is geographically diversified with the three largest market areas being: Legacy 43%, NC/SC 31% and Eastern VA 18%**
- **The top 10 CRE loans represent 15% of the CRE portfolio**

Non-accrual Loans by State

Appendix C

	Virginia	West Virginia	North Carolina	Tennessee	Total
			(In thousands)		
Commercial & Industrial	$ 19	$ 632	$ 3,535	$ 126	$ 4,312
Real Estate - Construction	11	34	992	-	1,037
Real Estate - Commercial	263	4,161	2,394	1,857	8,675
Real Estate - Residential	1,067	688	8,324	332	10,411
Consumer	-	18	34	-	52
Total	**$ 1,360**	**$ 5,533**	**$ 15,279**	**$ 2,315**	**$ 24,487**

Contact Information

First Community Bancshares, Inc.

NASDAQ: FCBC

One Community Place

Bluefield, VA 24605

For More Information Contact:

David D. Brown

Chief Financial Officer

First Community Bancshares, Inc.

(276) 326-9000